SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

--------------

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 3, 2022

---------------

ENTERPRISE DIVERSIFIED, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-27763	88-0397234
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1806 Summit Avenue, Suite 300
Richmond, VA		23230
(Address of principal executive offices)		(Zip Code)

(434) 336-7737
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	Not applicable	Not applicable

Item 1.01. Entry into a Material Definitive Agreement

Agreement and Plan of Merger

As previously disclosed, on December 29, 2021, Enterprise Diversified, Inc., a Nevada corporation (“Enterprise Diversified” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with ENDI Corp., a Delaware corporation (“ENDI”), Zelda Merger Sub 1, Inc., a Delaware corporation (“First Merger Sub”), Zelda Merger Sub 2, LLC, a Delaware limited liability company (“Second Merger Sub”), CrossingBridge Advisors, LLC, a Delaware limited liability company (“CrossingBridge”), and Cohanzick Management, L.L.C., a Delaware limited liability company (“Cohanzick” and, together with the Company, ENDI, First Merger Sub, Second Merger Sub and CrossingBridge, the “Parties”).

On June 3, 2022, the Parties entered into an amendment (the “Amendment”) to the Merger Agreement (the Merger Agreement, together with the Amendment, the “Amended Merger Agreement”).

The Amendment amends the definition of the “Outside Date” defined in the Section 9.1(b) of the Merger Agreement, from June 30, 2022 to July 15, 2022.

Other than as expressly modified pursuant to the Amendment, the Merger Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Enterprise Diversified Inc. with the Securities and Exchange Commission on December 29, 2021, remains in full force and effect as originally executed on December 29, 2021. The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by the full text of the Amendment attached hereto as Exhibit 2.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Index

Exhibit No.	Exhibit Description

2.1
The Amended Merger Agreement, dated June 3, 2022, by and among ENDI Corp., Enterprise Diversified, Inc., Zelda Merger Sub 1, Inc., Zelda Merger Sub 2, LLC, CrossingBridge Advisors, LLC and Cohanzick Management, L.L.C.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2022	ENTERPRISE DIVERSIFIED, INC.

By: /s/ Steven L. Kiel
Steven L. Kiel
Executive Chairman